UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                November 5, 2003


                              Wells Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Minnesota                       0-25342                 41-1799504
----------------------------   ------------------------       -------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                  Identification Number)


53 First Street, S.W., Wells, Minnesota                           56097
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:           (507) 553-3151
                                                              --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

            (c) Exhibits:

                  99.1     Press Release dated November 5, 2003


Item 12. Results of Operations and Financial Condition
------------------------------------------------------

         On November 5, 2003, the Registrant issued a press release to report earnings for the quarter ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Wells Financial Corp.


Date:    November 5, 2003              By: /s/Lonnie R. Trasamar
                                           -------------------------------------
                                           Lonnie R. Trasamar
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)